[THE AMERICAN FUNDS GROUP(R)]

THE TAX-EXEMPT FUND OF CALIFORNIA

[photo collage: outline of state superimposed over photos of hibiscus flower, ocean, orange grove, mountains, vineyard]

Semi-Annual Report for the six months ended February 28, 1998

THE TAX-EXEMPT FUND OF CALIFORNIA(SM)

SEEKS A HIGH LEVEL OF CURRENT INCOME FREE FROM FEDERAL AND CALIFORNIA INCOME TAXES, WITH THE ADDITIONAL OBJECTIVE OF PRESERVATION OF CAPITAL.

The Tax-Exempt Fund of California is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are returns, with all distributions reinvested, through March 31, 1998 (the most recent calendar quarter), assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods:

                   Total                 Average Annual
                   Return                Compound Return

Ten Years          +104.17%              +7.40%
Five Years         +31.91                +5.70
One Year           +4.78                 -


Sales charges are lower for accounts of $25,000 or more. The fund's 30-day tax-exempt yield as of March 31, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 3.93%. The fund's distribution rate as of that date was 4.56%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. Income may be subject to federal alternative minimum taxes. Also, distributions from gains on the sale of certain bonds purchased at less than par value and capital gain distributions, if any, are taxable.



Fellow Shareholders:

The Tax-Exempt Fund of California enjoyed solid returns in the first half of its 1998 fiscal year, a period marked by low inflation and rising bond prices.

Shareholders who reinvested their distributions saw the value of their holdings rise 4.5% in the six months ended February 28, 1998. The fund's results trailed the 5.0% total return of the unmanaged Lehman Brothers Municipal Bond Index, which measures results in the national municipal bond market. The average California municipal bond fund rose 5.1%, according to Lipper Analytical Services, a leading mutual fund tracking service.

The fund paid monthly dividends totaling 40.5 cents a share and an 8.4 cents a share capital gain distribution during the period. Shareholders who took their dividends in cash saw the value of their holdings rise 1.9% and had an income return of 2.5% (5.0% annualized), free of state and federal taxes. Investors in the 45.2% combined federal and state tax bracket would have had to earn 4.6% (9.2% annualized) in taxable income to equal the 2.5% income return provided by The Tax-Exempt Fund of California.

It was an interesting and eventful six months. The fiscal year began last September just as the bond market was rebounding from a downturn in prices. The market gained strength through most of the six months as investors' confidence increased that although the economy would remain strong, inflation would stay subdued. Rising housing prices and falling unemployment also contributed to California's strengthening economy.

Concern that the economy could become too robust and cause the Federal Reserve Board to raise interest rates prompted the fund's portfolio counselors to adopt a slightly more conservative stance during the six months and shorten the average maturity of the portfolio. Typically, the longer a bond's maturity the higher its yield, so a 30-year bond usually has a higher yield than a 10-year bond. But, as a bond's average maturity increases so does the volatility. In the current environment, your fund's managers believe the risk is far greater in longer-term bonds and that caution is warranted.

The fund's managers never base an investment decision simply on yield. Instead, they rely on thorough research to uncover potentially rewarding opportunities in all types of markets. The value of this thorough research can be seen in the decision to increase the fund's holdings of special assessment bonds before the state's economy picked up steam. These bonds are typically used to build roads, schools, parks, and water and sewer systems and are secured by the value of their real estate. As the California economy strengthened, the price of land has appreciated and the value of these special assessment bonds has risen.

We will continue to search for good long-term opportunities such as these while closely monitoring the outlook for inflation, interest rates and the economy. We look forward to reporting to you again in six months.

Cordially,

/s/Paul G. Haaga, Jr.     /s/Abner D. Goldstine
Paul G. Haaga, Jr.        Abner D. Goldstine
Chairman of the Board     President

April 17, 1998


INVESTMENT HIGHLIGHTS
through 2/28/98

6-month total return                     +4.5%
 (income plus capital changes,
with distributions reinvested)

12-month total return                    +8.8%
(income plus capital changes,
with distributions reinvested)

Tax-free distribution rate for February   4.7%
(income return only, reflecting maximum
sales charge)

Taxable equivalent distribution rate      8.6%
 (for February, assuming a 45.2%
combined state and federal tax rate)

SEC 30-day yield as of February 28        3.9%
(reflecting maximum sales charge)

For current yield information, please call toll-free: 800/421-0180.


THE TAX-EXEMPT FUND OF CALIFORNIA
Investment Portfolio, February 28, 1998
(unaudited)                                                            Principal    Market
                                                                          Amount     Value
                                                                           (000)     (000)
Tax-Exempt Securities Maturing in More than
 One Year - 96.24%

Educational Facilities Authority, Revenue Bonds
 (University of San Francisco), Series 1996, MBIA
 Insured, 5.70% 2011                                                      $1,190    $1,323
Health Facilities Financing Authority:
 Hospital Revenue Bonds:
  Downey Community Hospital, Series 1993:
   5.625% 2008                                                               1500      1569
   5.75% 2015                                                                6400      6589
  Kaiser Permanente Medical Care Program, Semi-Annual
   Tender Revenue Bonds, 1985 Tender Bonds, 5.55% 2025                       2000      2032
  Pacific Presbyterian Medical Center, Insured
   Variable Rate Demand, 1985 Series B,
   6.75% 2015 (Prerefunded 2002)                                             4000      4368
  St. Joseph Health System:
   Series 1989 A, 6.90% 2014 (Prerefunded 1999)                              1250      1324
   Series 1991 A, 6.75% 2021 (Prerefunded 2001)                              4000      4417
 Hospital Revenue Refunding Bonds (Saint Francis
  Memorial Hospital), Series 1993A, 5.75% 2005
  (Prerefunded 2003)                                                         1150      1264
Housing Finance Agency:
 Home Mortgage Revenue Bonds:
  1991 Series A, 7.35% 2011                                                   495       528
  1991 Series G AMT, 6.95% 2011                                               780       804
  1997 Series H, MBIA Insured, 5.50% 2017                                    3250      3336
  1995 Series K AMT, AMBAC Insured, 5.55% 2021                                825       849
 Single Family Mortgage Purchase Bonds, Series B2 AMT,
  AMBAC Insured, 5.70% 2007                                                  3265      3366
 Single Family Mortgage Revenue Bonds:
  1998 Series C-4, Class I:
   4.90% 2004 *                                                              2695      2753
   5.10% 2007 *                                                              1000      1026
   5.15% 2008 *                                                              4650      4782
  1997 Series C-1, Class III, MBIA Insured, 5.05% 2011                       5500      5628
Maritime Infrastructure Authority,
 Airport Revenue Bonds (San Diego Unified Port
 District Airport Project-Lindbergh Field), Series 1995 AMT,
 AMBAC Insured, 5.00% 2020                                                   2265      2193
Pollution Control Financing Authority:
 Pollution Control Revenue Bonds (Pacific Gas and
  Electric Co.):
   1992 Series B AMT, 6.35% 2009                                             4400      4766
   1993 Series B AMT, AMBAC Insured, 5.85% 2023                              1000      1053
 Resource Recovery Revenue Bonds, Waste Management Inc.
  Guarantee Bond, Series A AMT, 7.15% 2011                                   3500      3800
 Solid Waste Disposal Revenue Bonds (CanFibre
  of Riverside Project), Series 1997A AMT,
  9.00% 2019                                                                 4000      4240
 Solid Waste Revenue Bonds (Keller Canyon Landfill
  Co. Project), BFI Corp. Guarantee, Series 1992 AMT:
   5.80% 2016                                                                1250      1310
   6.875% 2027                                                               6200      6868
Public Works Board, Lease Revenue Bonds:
 California Community Colleges (Various Community
  College Projects), 1994 Series B, 6.75% 2005                               1000      1150
 Trustees of The California State University
  (Various University Projects):
   1996 Series A, AMBAC Insured, 5.50% 2014                                  3500      3684
   1997 Series B, 5.25% 2010                                                 1500      1577
 The Regents of the University of California,
  Various University of California Projects:
   1993 Series B, MBIA Insured, 5.50% 2014                                   1500      1621
   1993 Series A, 5.50% 2021                                                 1000      1021
 Department of Corrections, State Prison:
  Imperial County, 1991 Series A, 6.50% 2017                                 1000      1189
  Lassen County (Susanville), 1993 Series D:
   FSA Insured, 5.25% 2015                                                   2000      2095
   5.375% 2018                                                               1600      1617
 1991 Certificates of Participation (UCLA Central
  Chiller/Cogeneration Facility), 7.00% 2015
  (Prerefunded 1999)                                                         1250      1338
Rural Home Mortgage Finance Authority, Single Family
 Mortgage Revenue Bonds (Mortgage-Backed Securities
 Program):
  1995 Series B AMT, 7.75% 2026                                              2845      3288
  1996 Series A AMT, 7.75% 2027                                              1205      1393
Statewide Communities Development Authority:
 Certificates of Participation, J. Paul Getty Trust,
  5.00% 2015                                                                 1000      1001
 Hospital Revenue Certificates of Participation,
  Cedars-Sinai Medical Center, Series 1992, 6.50% 2012                       1900      2201
 St. Joseph Health System Obligated Group,
  Certificates of Participation, 5.50% 2014                                  3000      3076
 Sisters of Charity of Leavenworth Health Services
  Corp., Certificates of Participation, Series 1994,
  5.00% 2023                                                                 2000      1932
Department of Water Resources, Central Valley Project,
 Water System Revenue Bonds:
  Series F, 7.25% 2010                                                        500       511
  Series O, MBIA Insured, 5.00% 2022                                         2000      1947
  Series H, 6.90% 2025 (Prerefunded 2000)                                    2000      2162
Alameda Public Financing Authority, 1997 Revenue Bonds
 (Marina Village Assessment District Bond Refinancing):
  6.05% 2008                                                                 1110      1137
  6.125% 2009                                                                1340      1373
  6.375% 2014                                                                1100      1132
County of Alameda, 1993 Refunding Certificates of
 Participation (Santa Rita Jail Project), MBIA Insured,
 5.375% 2009                                                                 1500      1618
Anaheim Public Financing Authority, Lease Revenue Bonds
 (Anaheim Public Improvements Project), Senior Lease
 Revenue Bonds, 1997 Series A, FSA Insured, 6.00% 2024                       1500      1717
Association of Bay Area Governments Finance Authority
 For Nonprofit Corporations, Certificates of Participation:
  American Baptist Homes of the West, Series 1997 A, 5.25% 2007              2760      2834
  Stanford University Hospital, Series 1993:
   5.75% 2005                                                                2240      2436
   5.50% 2013                                                                2500      2572
Redevelopment Agency of the City of Burbank
 (Golden State Redevelopment Project), Tax
  Allocation Bonds, 1993 Series A:
   6.00% 2013                                                                1500      1582
   6.00% 2023                                                                1000      1047
Capistrano Unified School District, Certificates of
 Participation, Series 1997, 5.20% 2018                                      2100      2117
Central Valley Financing Authority, Cogeneration
 Project Revenue Bonds (Carson Ice-Gen Project),
 Series 1993:
  6.10% 2013                                                                 3000      3185
  6.20% 2020                                                                 5000      5308
City of Commerce, Community Development Commission,
 Redevelopment Project No. 1, Subordinate Lien Tax
 Allocation Refunding Bonds, Series 1997 B, 5.50% 2008                       2490      2590
Del Mar Race Track Authority, Revenue Refunding Bonds,
 Series 1996, 6.00% 2001                                                     2000      2067
Delta Counties Home Mortgage Finance Authority,
 Single Family Mortgage Revenue Bonds (Mortgage-Backed
 Securities Program), 1998 Series A AMT, MBIA Insured,
 4.85% 2008                                                                   800       800
Foothill/Eastern Transportation Corridor Agency, Toll
 Road Revenue Bonds, Series 1995A, 6.00% 2016                                2500      2684
City of Fremont, Multifamily Housing Revenue Refunding
 Bonds (Durham Greens Project), Issue A of 1995,
 5.40% 2026                                                                  3000      3152
City of Fresno, Sewer System Revenue Bonds, Series 1993A,
 AMBAC Insured, 5.25% 2019                                                   1000      1034
Kern High School District (County of Kern), General
 Obligation Refunding Bonds, Series 1996A,
 MBIA Insured, 6.60% 2016                                                    1000      1180
City of Long Beach:
 Financing Authority Revenue Bonds,
  Series 1992, AMBAC Insured, 6.00% 2017                                      750       849
 Harbor Revenue Bonds, Series 1993 AMT, 5.125% 2018                          1000       984
City of Los Angeles:
 Community Redevelopment Agency, Central Business
  District Redevelopment Project, Tax Allocation Refunding
  Bonds, Series I, 5.00% 2001                                                8275      8471
 Convention and Exhibition Center Authority, Certificates
  of Participation, 7.375% 2018 (Prerefunded 1999)                           2500      2667
 Harbor Department Revenue Bonds:
  Issue 1988, 7.60% 2018 (Escrowed to Maturity)                              1750      2230
  Issue 1995, Series B AMT, 6.625% 2025                                      3000      3267
 Multifamily Housing Revenue Bonds (GNMA Collateralized -
  Ridgecroft Apartments Project), Series 1997E AMT,
  6.125% 2027                                                                2005      2104
 Transportation Commission, Sales Tax Revenue Bonds,
  Series 1991-A, 6.75% 2020 (Prerefunded 2001)                               2500      2766
 Department of Water and Power, Electric Plant Revenue Bonds,
  Issue of 1990:
   7.125% 2030 (Subject to Crossover Refunding 2000)                         1000      1081
   7.10% 2031 (Subject to Crossover Refunding 2001)                          3000      3303
County of Los Angeles:
 Capital Asset Leasing Corp., Certificates of Participation
  (Marina del Rey), Series A:
   6.25% 2003                                                                4635      5023
   6.50% 2008                                                                6000      6518
 Metropolitan Transportation Authority:
  Proposition A Sales Tax Revenue Refunding Bonds,
   Series 1993-A, FGIC Insured, 5.00% 2021                                   2000      1954
  Proposition C Sales Tax Revenue Bonds, Second
   Senior Bonds, Series 1995-A, AMBAC Insured,
   5.00% 2025                                                                1000       975
 Public Works Financing Authority, Regional Park and Open
  Space District, District A, Series 1997 A, 5.50% 2011                      5000      5326
Marin Municipal Water District Water Revenue Bonds,
 Series 1993, 5.65% 2023                                                     1000      1036
Northern California Public Power Agency, Geothermal Project
 #3, Special Revenue Bonds, 1993 Refunding Series A,
  5.60% 2006                                                                 3725      3959
County of Orange:
 Aliso Viejo Special Tax Bonds of Community
  Facilities District No. 88-1, Series A of 1992:
   7.25% 2008 (Prerefunded 2002)                                             1500      1724
   7.35% 2018 (Prerefunded 2002)                                             4250      4901
 Local Transportation Authority, First Senior Fixed-Rate Bonds:
  AMBAC Insured, 6.00% 2007                                                  1000      1126
  MBIA Insured, 6.00% 2009                                                   1500      1702
City of Oxnard, Assessment District No.97-1-R
 (Pacific Commerce Center), Limited Obligation
  Refunding Bonds:
   5.50% 2004                                                                1495      1544
   5.60% 2005                                                                2920      3017
   5.70% 2006                                                                1210      1250
City of Pasadena, Certificates of Participation (1990
 Capital Improvements Project), 7.00% 2003
 (Prerefunded 2000)                                                          1000      1093
Redevelopment Agency of the City of Pittsburg, Los
 Medanos Community Development Project, Tax Allocation
  Refunding Bonds, AMBAC Insured, Series 1993A,
   5.25% 2015                                                                2195      2229
Pleasanton Joint Powers Financing Authority,
 Reassessment Revenue Bonds, 1993 Series A:
  5.70% 2001                                                                 3830      4003
  6.15% 2012                                                                 1850      1984
Redding Joint Powers Financing Authority, Solid Waste
 and Corporation Yard Revenue Bonds, 1993 Series A:
  5.00% 2018                                                                 4000      3849
  5.00% 2023                                                                 1000       957
Sacramento City Financing Authority, 1991 Revenue
 Bonds, 6.80% 2020 (Prerefunded 2001)                                        5500      6137
Sacramento Cogeneration Authority, Cogeneration
 Project Revenue Bonds:
  (Campbell Soup Project), 1995 Series:
   6.00% 2003                                                                1500      1616
   6.50% 2005                                                                1100      1226
  (Proctor & Gamble Project), 1995 Series:
   7.00% 2005                                                                1700      1956
   6.375% 2010                                                               3500      3859
   6.50% 2014                                                                1000      1097
   6.50% 2021                                                                4000      4379
Sacramento Municipal Utility District,
 Electric Revenue Bonds, 1997 Series K, AMBAC Insured,
  5.70% 2017                                                                 2500      2731
County of Sacramento:
 Laguna Creek Ranch/Elliott Ranch Community
  Facilities District No.1, Improvement Area
  No.2 Special Tax Refunding Bonds (Elliott Ranch):
   6.00% 2012                                                                 880       912
   6.10% 2013                                                                 665       694
   6.30% 2021                                                                 500       526
 Single Family Mortgage Revenue Bonds
  (GNMA Mortgage-Backed Securities Program),
  Issue A of 1987 AMT, 9.00% 2019 (Escrowed to Maturity)                     1500      2229
City of San Bernardino, SCH Health Care System Revenue
 Bonds (Sisters of Charity of the Incarnate Word,
 Houston, Texas), Series 1991 A, 7.00% 2021 (Prerefunded 2001)               2435      2706
County of San Bernardino:
 Certificates of Participation, Series B (Capital
  Facilities Project), 6.25% 2019 (Prerefunded 2001)                         2000      2150
 Housing Authority, Multifamily Housing Revenue Bonds,
  (Fannie Mae Program - Villa Serena Project), Series 1985,
  4.95% 2007                                                                 2090      2106
City of San Diego/MTDB Authority (San Diego Old Town
 Light Rail Transit Extension), 1993 Lease Revenue
 Bonds, 5.375% 2023                                                          1500      1505
County of San Diego:
 Poway Unified School District, Community Facilities
  District No. 1, Series 1998 Special Tax Bonds, MBIA Insured:
   5.00% 2009                                                                2000      2088
   5.00% 2010                                                                3000      3107
 Reassessment District No. 97-1 (4-S Ranch),
  Limited Obligation Improvement Bonds:
   5.90% 2007                                                                1435      1481
   5.90% 2008                                                                1000      1032
City and County of San Francisco:
 Port Commission Revenue Refunding Bonds,
  Series 1994, 5.90% 2009                                                    1500      1587
 Redevelopment Agency, Residential Facility Revenue
  Bonds (Coventry Park Project), 1996 Series A AMT,
   8.50% 2026                                                                5000      5610
County of San Joaquin, Certificates of Participation
 (1993 General Hospital Project), 6.625% 2020                                2235      2438
San Joaquin Hills Transportation Corridor Agency:
 Senior Lien Toll Road Revenue Bonds, 6.75% 2032
  (Prerefunded 2003)                                                         1500      1701
 Recovery Certificates of Participation, 1996 Series A,
  MBIA Insured, 6.00% 2008                                                   1500      1700
Redevelopment Agency of the City of San Jose,
 Multifamily Housing Revenue Bonds
  (GNMA Collateralized - The Miraido Village), Series 1997A AMT:
   5.30% 2012                                                                1000      1014
   5.65% 2022                                                                1500      1521
Santa Ana Financing Authority, Police Administration
 and Holding Facility Lease Revenue Bonds, MBIA
 Insured, Series 1994A, 6.25% 2019                                           1000      1164
Santa Clara County Financing Authority, Lease Revenue
 Bonds (VMC Facility Replacement Project), AMBAC
 Insured, 1994 Series A, 7.75% 2009                                          2200      2865
Shafter Joint Powers Financing Authority Lease Revenue
 Bonds, 1997 Series A (Community Correctional Facility
 Acquisition Project):
  5.50% 2006                                                                 1535      1631
  5.95% 2011                                                                 1700      1835
South Orange County, Public Financing Authority,
 Special Tax Revenue Bonds, Series B (Junior Lien
  Bonds):
   6.55% 2002                                                                1565      1612
   6.85% 2005                                                                2715      2804
South Tahoe Joint Powers Financing Authority, Refunding
 Revenue Bonds (South Tahoe Redevelopment Project Area
 No. 1), 1995 Series B, 6.25% 2020                                           3250      3470
Southern California Home Financing Authority, Single
 Family Mortgage Revenue Bonds (GNMA and FNMA
 Mortgage-Backed Securities Program), 1992 Series A AMT,
 6.75% 2022                                                                  1105      1166
Stanislaus Waste-to-Energy Finance Agency, Solid Waste
 Facility Refunding Revenue Certificates (Ogden Martin
 Systems of Stanislaus, Inc. Project), Series 1990,
 7.625% 2010                                                                 3210      3442
City of Stockton:
 Mello-Roos Revenue Bonds, Series 1997A. Community
  Facilities District, No. 90-2 (Brookside Estates) *:
   5.50% 2005                                                                1560      1603
   5.75% 2008                                                                1840      1902
   5.95% 2010                                                                1000      1041
 Public Financing Authority, Certificates of Participation,
  (Wastewater System Project), 1998 Series A, MBIA Insured,
  5.125% 2009                                                                1060      1119
                                                                                 ---------
                                                                                     311210
                                                                                 ---------
Tax-Exempt Securities Maturing in
 One Year or Less - 5.89%
State of California, 1997 Revenue Anticipation Notes,
 4.50% 6/30/98                                                               6210      6230
County of Contra Costa, 1997-1998 Tax and Revenue
  Anticipation Notes, Series A, 4.50% 7/1/98                                 7400      7423
City of Los Angeles:
 State Building Authority, Lease Revenue Bonds,
  Department of General Services Lease,
  Series 1988 A, 7.50% 2011 (Prerefunded 1998)                               3500      3571
County of Los Angeles, 1997-98 Tax and Revenue
 Anticipation Notes, Series A, 4.50% 6/30/98                                 1800      1806
                                                                                 ---------
                                                                                      19030
                                                                                 ---------
TOTAL TAX-EXEMPT SECURITIES (cost:$307,520,000)                                      330240
Excess of payables over cash and receivables                                           6885
                                                                                 ---------
                                                                                  $323,355
NET ASSETS                                                                       =========

*Represents a when-issued security.

See Notes to Financial Statements

The Tax-Exempt Fund of California
Financial Statements (Unaudited)
Statement of Assets and Liabilities
at February 28, 1998     (dollars in thousands)
Assets:
 Tax-exempt securities (cost: $307,520)                                                 $330,240
 Cash                                                                                         75
 Receivables for--
  Sales of investments                                          $    3,651
  Sales of fund's shares                                               350
  Accrued interest                                                   4,793                 8,794
                                                           ---------------       ---------------
                                                                                         339,109
Liabilities:
 Payables for--
  Purchases of investments                                          14,561
  Repurchases of fund's shares                                         276
  Dividends payable                                                    642
  Management services                                                  101
  Accrued expenses                                                     174                15,754
                                                           ---------------       ---------------
Net Assets at February 28, 1998--
 Equivalent to $16.45 per share on
 19,659,957 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                                            $323,355
                                                                                       =========



Statement of Operations
for the six months ended February 28, 1998
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                                       $8,739

 Expenses:
  Management services fee                                             $610
  Distribution expenses                                                362
  Transfer agent fee                                                    33
  Reports to shareholders                                               43
  Registration statement and prospectus                                 12
  Postage, stationery and supplies                                      10
  Trustees' fees                                                         8
  Auditing and legal fees                                               36
  Custodian fee                                                          4
  Taxes other than federal income tax                                    4
  Other expenses                                                         7                 1,129
                                                           ---------------       ---------------
  Net investment income                                                                    7,610
                                                                                 ---------------
Realized Gain and Increase in Unrealized
 Appreciation on Investments:
 Net realized gain                                                                         2,101
 Net unrealized appreciation:
  Beginning of period                                               19,054
  End of period                                                     22,720
                                                           ---------------
  Net increase in unrealized appreciation                                                  3,666
                                                                                 ---------------
  Net realized gain and increase in
   unrealized appreciation on investments                                                  5,767
                                                                                 ---------------
Net Increase in Net Assets Resulting
 from Operations                                                                         $13,377
                                                                                       =========
See Notes to Financial Statements


Statement of Changes in Net Assets
(dollars in thousands)                                    Six months ended            Year ended
                                                              February 28,            August 31,
                                                                     1998*                  1997
                                                                 ---------             ---------
Operations:
 Net investment income                                            $  7,610             $  13,818
 Net realized gain on investments                                    2,101                 1,397
 Net increase in unrealized appreciation
  on investments                                                     3,666                 7,301
                                                        ------------------    ------------------
  Net increase in net assets
   resulting from operations                                        13,377                22,516
                                                        ------------------    ------------------
Dividends and Distributions Paid to
 Shareholders:
  Dividends paid from net investment income                         (7,647)              (13,821)
  Distributions from net realized gain
   on investments                                                   (1,579)               (1,382)
                                                        ------------------    ------------------
   Total dividends and distributions                                (9,226)              (15,203)
                                                        ------------------    ------------------

Capital Share Transactions:
 Proceeds from shares sold:
  2,769,136 and 3,438,562
  shares, respectively                                              45,364                55,139
 Proceeds from shares issued in reinvestment of net
  investment income dividends and distributions of
  net realized gain on investments:
  323,568 and 535,942 shares, respectively                           5,294                 8,594
 Cost of shares repurchased:
  1,258,261 and 2,150,063 shares,
  respectively                                                     (20,620)              (34,412)
                                                        ------------------    ------------------
  Net increase in net assets
   resulting from capital share transactions                        30,038                29,321
                                                        ------------------    ------------------
Total Increase in Net Assets                                        34,189                36,634
Net Assets:
 Beginning of period                                               289,166               252,532
                                                        ------------------    ------------------
 End of period                                                    $323,355              $289,166
                                                               ===========           ===========

*Unaudited
See Notes to Financial Statements

Notes to Financial Statements (Unaudited)

1. The American Funds Tax-Exempt Series II (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax-Exempt Fund of California (the "fund"). The fund seeks a high level of current income free from federal and California income taxes,with the additional objective of preservation of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

    As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after determination of the fund's net investment income and paid to shareholders monthly.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

    As of February 28, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $22,720,000, of which $22,858,000 related to appreciated securities and $138,000 related to depreciated securities.

The cost of portfolio securities for book and federal income tax purposes was $307,520,000 at February 28, 1998.

3. The fee of $610,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; plus 3.00% of the fund's monthly gross investment income.

    Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. As of February 28, 1998, accrued and unpaid distribution expenses were $131,000.

    American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $33,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $83,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

    Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 1998, aggregate amounts deferred and earnings thereon were $48,000.

    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the trust are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of February 28, 1998, accumulated undistributed net realized gain on investments was $1,867,000 and paid-in capital was $298,805,000.

    The fund made purchases and sales of investment securities, excluding short-term securities, of $58,143,000 and $27,851,000, respectively, during the six months ended February 28, 1998.

    Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $4,000 includes $2,000 paid by these credits rather than in cash.


Per-Share Data and Ratios
                                           -----------
                                           Six months
                                                ended    Year   ended  August       31
                                           February 28-----------------------------------------
                                              1998(1)    1997    1996    1995     1994    1993

Net Asset Value, Beginning
 of Period                                     $16.22  $15.78  $15.74  $15.40  $16.30  $15.21
                                           ------------------ ------- ------- ------- -------
Income from Investment
 Operations:
 Net investment income                            .41     .83     .84     .86     .84     .84
 Net realized and
  unrealized gain
  (loss) on investments                           .31     .53     .04     .34    (.84)   1.09
                                           -------------------------- ------- ------- -------
  Total income from
   investment operations                          .72    1.36     .88    1.20       -    1.93
                                           -------------------------- ------- ------- -------
Less Distributions:
 Dividends from net
  investment income                              (.41)   (.83)   (.84)   (.86)   (.84)   (.84)
 Distributions from net
  realized gains                                 (.08)   (.09)      -       -    (.06)      -
                                           -------------------------- ------- ------- -------
  Total distributions                            (.49)   (.92)   (.84)   (.86)   (.90)   (.84)
                                           -------------------------- ------- ------- -------
Net Asset Value, End of Period                 $16.45  $16.22  $15.78  $15.74  $15.40  $16.30
                                           ========================== ======= ======= =======

Total Return(2)                              4.49%(3)   8.80%   5.65%   8.16%    0.13%  13.08%


Ratios/Supplemental Data:
Net assets, end of period
 (in millions)                                   $323    $289    $253    $233    $226    $223
Ratio of expenses to average
 net assets                                   .37%(3)    .72%    .73%    .73%     .71%    .71%
Ratio of net income to
 average net assets                          2.47%(3)   5.15%   5.25%   5.65%    5.28%   5.36%
Portfolio turnover rate                      5.75%(3)   15.68% 27.60%  41.36%  15.08%  16.82%


(1)Unaudited
(2)Excludes maximum sales charge of 4.75%.
(3)Based on operations for the period shown and, accordingly, not representative of a full year's operations.



[THE AMERICAN FUNDS GROUP(R)]
OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of The Tax-Exempt Fund of California, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA KBD/INS/3747
Lit. No. TEFCA-013-0498
Printed on recycled paper